UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2016 (June 27, 2016)

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(646) 336-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On June 28, 2016, Infor, Inc. (“Infor” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of Logicblox-Predictix Holdings, Inc. (“Predictix”), by Infor (US), Inc., a wholly owned subsidiary of Infor, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 23, 2016, by and among Infor (US), Inc., Infor Retail Holdings, Inc., Predictix and Fortis Advisors LLC, as sellers representative. A copy of the Merger Agreement was filed with the Original Form 8-K.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Predictix as of and for the year ended December 31, 2015, the notes related thereto and the independent auditor’s report of BDO USA, LLP are filed hereto as Exhibit 99.1.

The unaudited condensed consolidated financial statements of Predictix as of March 31, 2016 and for the three months ended March 31, 2016 and 2015 and the notes related thereto are filed hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for fiscal year ended April 30, 2016 and the notes related thereto are filed hereto as Exhibit 99.3.

(d)	Exhibits

99.1	Logicblox-Predictix Holdings, Inc. and its subsidiaries audited annual consolidated financial statements as of and for the year ended December 31, 2015, and the notes related thereto.

99.2	Logicblox-Predictix Holdings, Inc. and its subsidiaries unaudited interim condensed consolidated financial statements as of March 31, 2016, and for the three months ended March 31, 2016 and 2015, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Infor, Inc. and Logicblox-Predictix Holdings, Inc. as of April 30, 2016, Unaudited Pro Forma Condensed Combined Statements of Operations of Infor, Inc. and Logicblox-Predictix Holdings, Inc. for the fiscal year ended April 30, 2016, and the notes related thereto.

This Current Report on Form 8-K contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Infor and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The Company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to the risk factors listed in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended April 30, 2016, filed with the SEC on June 23, 2016. Infor assumes no obligation to update any forward-looking information contained in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: August 31, 2016	By: /s/ KEVIN SAMUELSON
Kevin Samuelson
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Logicblox-Predictix Holdings, Inc. and its subsidiaries audited annual consolidated financial statements as of and for the year ended December 31, 2015, and the notes related thereto.

99.2	Logicblox-Predictix Holdings, Inc. and its subsidiaries unaudited interim condensed consolidated financial statements as of March 31, 2016, and for the three months ended March 31, 2016 and 2015, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Infor, Inc. and Logicblox-Predictix Holdings, Inc. as of April 30, 2016, Unaudited Pro Forma Condensed Combined Statements of Operations of Infor, Inc. and Logicblox-Predictix Holdings, Inc. for the fiscal year ended April 30, 2016, and the notes related thereto.

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